================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12

                             HERCULES INCORPORATED
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934

                                (Amendment No. 7)

                         ------------------------------

                              HERCULES INCORPORATED
                                (Name of Issuer)

COMMON STOCK, $25/48 STATED VALUE PER SHARE                        427056106
      (Title of class of securities)                             (CUSIP number)

                            RICHARD A. WEINBERG, ESQ.
                        C/O ISP MANAGEMENT COMPANY, INC.
                                 1361 ALPS ROAD
                             WAYNE, NEW JERSEY 07470
                                 (973) 628-4000
            (Name, address and telephone number of person authorized
                     to receive notices and communications)

                                 WITH A COPY TO:

                             STEPHEN E. JACOBS, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119
                                 (212) 310-8000

                                  MARCH 8, 2001
             (Date of event which requires filing of this statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-(g), check the following box. [ ]

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. Seess. 240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act. (However, see the Notes.)

                         (Continued on following pages)

                               (Page 1 of 7 Pages)


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NY2:\1022683\02\LX3V02!.DOC\54104.0018

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 2 of 7 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                ISP OPCO HOLDINGS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                          PURSUANT TO ITEM 2(d) OR 2(e):                                                           [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                              Delaware
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES            -------------------     -------------------------------------------------------------------------------
                                  8               SHARED VOTING POWER:                                       10,719,200
     BENEFICIALLY
       OWNED BY
                          -------------------     -------------------------------------------------------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING

     PERSON WITH          -------------------     -------------------------------------------------------------------------------
                                  10              SHARED DISPOSITIVE POWER:                                  10,719,200

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                             10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               CO
----------------------    -------------------------------------------------------------------------------------------------------



-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 3 of 7 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                ISP INVESTMENTS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC, OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                          PURSUANT TO ITEM 2(d) OR 2(e):                                                           [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                              Delaware
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                         10,719,200
      NUMBER OF
        SHARES            -------------------     -------------------------------------------------------------------------------
                                  8               SHARED VOTING POWER:                                                0
     BENEFICIALLY
       OWNED BY
                          -------------------     -------------------------------------------------------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                    10,719,200
      REPORTING

     PERSON WITH          -------------------     -------------------------------------------------------------------------------
                                  10              SHARED DISPOSITIVE POWER:                                           0

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                             10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               CO
----------------------    -------------------------------------------------------------------------------------------------------


-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 4 of 7 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                INTERNATIONAL SPECIALTY PRODUCTS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------    -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
                          PURSUANT TO ITEM 2(d) OR 2(e):                                                           [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                              Delaware
----------------------    -------------------------------------------------------------------------------------------------------
                                  7               SOLE VOTING POWER:                                                  0
      NUMBER OF
        SHARES            -------------------     -------------------------------------------------------------------------------
                                  8               SHARED VOTING POWER:                                       10,719,200
     BENEFICIALLY
       OWNED BY
                          -------------------     -------------------------------------------------------------------------------
         EACH                     9               SOLE DISPOSITIVE POWER:                                             0
      REPORTING

     PERSON WITH          -------------------     -------------------------------------------------------------------------------
                                  10              SHARED DISPOSITIVE POWER:                                  10,719,200

----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                             10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:                         [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                           9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                               CO
----------------------    -------------------------------------------------------------------------------------------------------


                  This Amendment No. 7 ("Amendment No. 7") amends the statement of beneficial ownership on Schedule 13D ("Schedule 13D") filed on July 24, 2000, as amended by Amendment No. 1 filed on October 11, 2000, Amendment No. 2 filed on January 23, 2001, Amendment No. 3 filed on February 7, 2001, Amendment No. 4 filed on February 20, 2001, Amendment No. 5 filed on February 28, 2001, and Amendment No. 6 filed on March 7, 2001, by and on behalf of ISP Opco Holdings Inc. ("ISP Opco"), ISP Investments Inc. ("ISP Investments"), and International Specialty Products Inc. ("ISP" and together with ISP Investments and ISP Opco, the "Reporting Persons") with respect to their ownership of common stock, stated value $25/48 per share ("Common Stock"), of Hercules Incorporated (the "Company"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Schedule 13D, as previously amended.

ITEM 4.           PURPOSE OF TRANSACTION

                  On March 8, 2001, Samuel J. Heyman, Chairman of the Board of ISP, sent the following letter to Mr. Thomas Gossage, Chairman, CEO and President of the Company:

Mr. Thomas Gossage
Chairman, CEO and President
Hercules Incorporated
Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

Dear Tom:

         Although I wrote you on February 7th regarding your Company's director election by-law, which requires, according to Hercules' interpretation, an affirmative vote of a majority of the outstanding shares for election of directors, we have received no response concerning this matter.

         We have been advised that this by-law, as interpreted by your Company, is to say the least highly unusual and indeed may be unique in the annals of corporate governance. Moreover, it could well operate to disenfranchise Hercules shareholders by bringing about an unfair result whereby an ISP nominee, by way of example, could receive votes representing 50 million Hercules shares to 10 million shares for the incumbent, and under your Company's by-law, the incumbent would retain his or her seat on the Board.

         Tom, I think you would acknowledge that this would be an outrageous result, and I would request that you and your Board promptly take whatever action is necessary to remedy this - thereby taking this issue off the table so that we can all focus in our proxy contest on the real issues of concern to Hercules shareholders.

         Inasmuch as the Annual Meeting is scheduled to take place in April, I would appreciate your prompt response.

         Thank you for your anticipated cooperation in this matter.

                                   Sincerely,

                                   /s/ Samuel J. Heyman
                                      * * *

         ISP HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2001 ANNUAL MEETING. ISP STRONGLY ADVISES ALL HERCULES STOCKHOLDERS TO READ THE FINAL DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE FINAL DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO ALL HERCULES STOCKHOLDERS AND WILL BE AVAILABLE AT NO CHANGE ON THE SEC WEBSITE AT HTTP:\\WWW.SEC.GOV. THE PRELIMINARY PROXY STATEMENT, CONTAINING INFORMATION RELATING TO THE PARTICIPANTS IN ISP'S PROXY SOLICITATION, IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE.


             [The remainder of this page intentionally left blank.]

                                   SIGNATURES

                  After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.

Dated:   March 9, 2001

                           ISP OPCO HOLDINGS INC.
                           ISP INVESTMENTS INC.
                           INTERNATIONAL SPECIALTY PRODUCTS INC.


                           By:    /s/ Richard A. Weinberg
                                  ---------------------------------------------
                                  Richard A. Weinberg
                                  Executive Vice President, General Counsel
                                  and Secretary